ACQUISITION OF SPIN GAMES LLC	12 Months Ended
Dec. 31, 2024
Spin Games LLC
ACQUISITION OF SPIN GAMES LLC
ACQUISITION OF SPIN GAMES LLC
6	ACQUISITION OF SPIN GAMES LLC

On June 1, 2022, the Company signed a purchase agreement to acquire all of the outstanding membership interests of Spin in a cash and stock transaction for an undiscounted purchase price of EUR 17,179 (USD 18,402). Pursuant to the transaction, the sellers of Spin received EUR 10,626 (USD 11,383) in cash, EUR 1,426 (USD 1,528) in common shares of the Company and is expected to receive a discounted value of EUR 4,003 (USD 4,288) worth of common shares of the Company over the next three years. The fair value of the deferred consideration is determined using a put option pricing model with volatility of between 71.4% and 80.9%, annual dividend rate of 0%, and time to maturity of 1-3 years.

Concurrently with the payment of consideration on June 1, 2022, EUR 661 of loans payable to the sellers of Spin were settled in cash.

The fair value allocations which follow are based on the purchase price allocations conducted by management.

Balances
Purchase price:
Prepaid consideration	2,138
Cash paid upon business combination	8,488
Shares	1,426
Deferred consideration	4,003
Total purchase price	16,055

Fair value of assets acquired, and liabilities assumed:
Cash and cash equivalents	266
Trade and other receivables	405
Prepaid expenses and other assets	105
Property and equipment	107
Right-of-use assets	177
Trade payables and other liabilities	(923)
Deferred revenue	(364)
Lease obligations on right of use assets - current	(88)
Loans payable	(773)
Lease obligations on right of use assets - noncurrent	(89)
Net assets acquired and liabilities assumed	(1,177)

Fair value of intangible assets:
Intellectual property	1,471
Customer relationships	8,131
Gaming licenses	164
Brand	462
Trademarks	70
Goodwill	6,934

6ACQUISITION OF SPIN GAMES LLC (CONTINUED)

For the year ended December 31, 2024, an accretion expense of EUR 428 (year ended December 31, 2023: EUR 404) and a gain on remeasurement of deferred consideration of EUR 132 (year ended December 31, 2023: loss of EUR 440) were recognised in the consolidated statements of loss and comprehensive loss.

As at December 31, 2024, the Company measured the present value of deferred consideration to be paid in common shares of EUR 1,244 has been recorded in current liabilities (December 31, 2023: EUR 1,513 in current and EUR 1,426 in non-current liabilities).

The fair value of deferred consideration as at December 31, 2024 is measured by determining the period-end share price and the discount for lack of marketability (DLOM) applying Finnerty’s average-strike put option model (2012). The assumptions include applying an annual dividend rate of 0.0% and volatility of 63.7% resulting in a DLOM of 9.3% for the third anniversary settlement of consideration.

The fair value of deferred consideration as at December 31, 2023 is measured by determining the period-end share price and the discount for lack of marketability (DLOM) applying Finnerty’s average-strike put option model (2012). The assumptions include applying an annual dividend rate of 0.0% and volatility of between 55.3% and 64.5% resulting in a DLOM of 9.4% and 14.5% for the second and third anniversary settlement of consideration, respectively.

In the year ended December 31, 2024, the Company issued 369,516 common shares of the Company as deferred consideration upon the second anniversary of the acquisition of Spin. This resulted to an increase in share capital of EUR 2,139 in the consolidated statements of changes in equity.

In the year ended December 31, 2023, the Company issued 357,739 common shares of the Company as deferred consideration upon the first anniversary of the acquisition of Spin. This resulted to an increase in share capital of EUR 1,104 in the consolidated statements of changes in equity.